EXHIBIT 1
                             JOINT FILING STATEMENT

                     STATEMENT PURSUANT TO RULE 13D-1(K)(1)

     The undersigned hereby consent and agree to file a joint statement on
Schedule 13D/A under the Securities Exchange Act of 1934, as amended, with respect to shares of common stock of MEADOW VALLEY CORPORATION beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement pursuant to Rule 13d-1(k)(iii) as an exhibit to such Schedule 13D/A, thereby incorporating the same into such Schedule 13D/A.


March 3, 2005                               /s/ Greg J. Paulk
-------------------                         ------------------------------------
Date                                        Greg J. Paulk, Individually and as
                                            trustee of the Greg Jesse Paulk
                                            Trust, Dated 1/23/1998, on behalf of
                                            the trust and as managing member of
                                            P2SA Equity LLC


March 3, 2005                               /s/ Greg J. Paulk
-------------------                         ------------------------------------
Date                                        Greg J.  Paulk  as  attorney-in-fact
                                            for Ryan Paulk,  Trustee of the Ryan
                                            Joey Paulk Trust, Dated 10/22/1997


March 3, 2005                               /s/ Greg J. Paulk
-------------------                         ------------------------------------
Date                                        Greg J. Paulk as attorney-in-fact
                                            for Brady Stevens, Trustee of the
                                            Brady Stevens Trust, Dated
                                            10/22/1997


March 3, 2005                               /s/ Greg J. Paulk
-------------------                         ------------------------------------
Date                                        Greg J. Paulk,
                                            Chief Executive Officer,
                                            New-Com, Inc.


March 3, 2005                               /s/ Joseph Hatton
-------------------                         ------------------------------------
Date                                        Joseph Hatton


March 3, 2005                               /s/ Janell Cassell
-------------------                         ------------------------------------
Date                                        Janell Cassell, Trustee of the
                                            Michael and Janell Cassell Family
                                            Trust